Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1

	GAAP			GAAP
	4Q12	4Q11	% Change	Full Year 2012	Full Year 2011	% Change
Sales	$11,738	$12,294	-5%	$47,267	$48,047	-2%
Costs, Expenses and Other
Materials and production (1)	4,160	4,176	—	16,446	16,871	-3%
Marketing and administrative (1)	3,390	3,704	-8%	12,776	13,733	-7%
Research and development (1)	2,224	2,419	-8%	8,168	8,467	-4%
Restructuring costs (2)	191	533	-64%	664	1,306	-49%
Equity income from affiliates (3)	(231)	(257)	-10%	(642)	(610)	5%
Other (income) expense, net (1)(4)	669	139	*	1,116	946	18%
Income Before Taxes	1,335	1,580	-16%	8,739	7,334	19%
Income Tax Provision	385	37		2,440	942
Net Income	950	1,543	-38	6,299	6,392	-1%
Less: Net Income Attributable to Noncontrolling Interests	42	31		131	120
Net Income Attributable to Merck & Co., Inc.	$908	$1,512	-40	$6,168	$6,272	-2%
Earnings per Common Share Assuming Dilution (5)	$0.30	$0.49	-39	$2.00	$2.02	-1%
Average Shares Outstanding Assuming Dilution	3,074	3,069		3,076	3,094
Tax Rate (6)	28.8%	2.3%		27.9%	12.8%

* 100% or greater

(1) Amounts include the impact of acquisition-related costs, restructuring costs and certain other items. See accompanying tables for details.

(2) Represents separation and other related costs associated with restructuring activities under the company’s formal restructuring programs.

(3) Primarily reflects equity income from the AstraZeneca LP and Sanofi Pasteur MSD partnerships.

(4) Other (income) expense, net in the fourth quarter and full year of 2012 reflect a $493 million net charge related to a litigation settlement.  Other (income) expense, net in the full year of 2011 includes a charge of $500 million related to the resolution of the arbitration proceeding with Johnson & Johnson, a $136 million gain on the divestiture of the company’s interest in the Johnson & JohnsonºMerck Consumer Pharmaceuticals Company joint venture and a $127 million gain on the sale of certain manufacturing facilities and related assets.

(5) The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders.  Net income attributable to Merck & Co., Inc. common shareholders used to calculate earnings per common share assuming dilution was $908 million and $1,510 million for the fourth quarter of 2012 and 2011, respectively, and was $6,165 million and $6,257 million for the full year of 2012 and 2011, respectively.

(6) The GAAP effective tax rates for the fourth quarter and full year of 2012 were 28.8% and 27.9%, respectively.  Excluding the impact of the non-GAAP reconciling items detailed in the accompanying tables, the effective tax rates were 23.6% and 23.8% for the fourth quarter and full year of 2012, respectively.  Both the GAAP and non-GAAP effective tax rates for the fourth quarter and full year of 2012 reflect a favorable ruling on a state tax matter.  In addition,  both the GAAP and non-GAAP effective tax rates for the full year of 2012 reflect the favorable impacts of a settlement with a foreign tax authority and the realization of foreign tax credits.  The GAAP effective tax rates for the fourth quarter and full year of 2011 were 2.3% and 12.8%, respectively.  Excluding the impact of the non-GAAP reconciling items detailed in the accompanying tables, the effective tax rates were 19.9% and 23.4% for the fourth quarter and full year of 2011, respectively.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2012					2011					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
Sales	$11,731	$12,311	$11,488	$11,738	$47,267	$11,580	$12,151	$12,022	$12,294	$48,047	-5%	-2%
Costs, Expenses and Other
Materials and production	4,037	4,112	4,137	4,160	16,446	4,059	4,284	4,352	4,176	16,871	—	-3%
Marketing and administrative	3,074	3,249	3,063	3,390	12,776	3,164	3,525	3,340	3,704	13,733	-8%	-7%
Research and development	1,862	2,165	1,918	2,224	8,168	2,158	1,936	1,954	2,419	8,467	-8%	-4%
Restructuring costs	219	144	110	191	664	(14)	668	119	533	1,306	-64%	-49%
Equity income from affiliates	(110)	(142)	(158)	(231)	(642)	(138)	(55)	(161)	(257)	(610)	-10%	5%
Other (income) expense, net	142	103	200	669	1,116	622	121	66	139	946	*	18%

Income Before Taxes	2,507	2,680	2,218	1,335	8,739	1,729	1,672	2,352	1,580	7,334	-16%	19%
Income Tax Provision (Benefit)	740	860	455	385	2,440	658	(382)	628	37	942
Net Income	1,767	1,820	1,763	950	6,299	1,071	2,054	1,724	1,543	6,392	-38%	-1%
Less: Net Income Attributable to Noncontrolling Interests	29	27	34	42	131	28	30	32	31	120
Net Income Attributable to Merck & Co., Inc.	$1,738	$1,793	$1,729	$908	$6,168	$1,043	$2,024	$1,692	$1,512	$6,272	-40%	-2%
Earnings per Common Share Assuming Dilution	$0.56	$0.58	$0.56	$0.30	$2.00	$0.34	$0.65	$0.55	$0.49	$2.02	-39%	-1%

Average Shares Outstanding Assuming Dilution	3,074	3,072	3,079	3,074	3,076	3,104	3,110	3,091	3,069	3,094
Tax Rate	29.5%	32.1%	20.5%	28.8%	27.9%	38.1%	-22.8%	26.7%	2.3%	12.8%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FOURTH QUARTER 2012

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2a

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$11,738				$—		$11,738
Costs, Expenses and Other
Materials and production	4,160	1,185	40		1,225		2,935
Marketing and administrative	3,390	89	20		109		3,281
Research and development	2,224	24	3		27		2,197
Restructuring costs	191		191		191		—
Equity income from affiliates	(231)				—		(231)
Other (income) expense, net	669			493	493		176
Income Before Taxes	1,335	(1,298)	(254)	(493)	(2,045)		3,380
Taxes on Income	385				(413	)(4)	798
Net Income	950				(1,632)		2,582
Less: Net Income Attributable to Noncontrolling Interests	42				—		42
Net Income Attributable to Merck & Co., Inc.	$908				$(1,632)		$2,540
Earnings per Common Share Assuming Dilution	$0.30						$0.83 (5)
Average Shares Outstanding Assuming Dilution	3,074						3,074
Tax Rate	28.8%						23.6%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of mergers and acquisitions.  Amounts included in marketing and administrative expenses reflect merger integration costs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents a net charge related to a litigation settlement.

(4) Represents the estimated tax impact on the reconciling items.

(5) The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders.  Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $2,540 million for the fourth quarter of 2012.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FULL YEAR 2012

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$47,267				$—		$47,267
Costs, Expenses and Other
Materials and production	16,446	4,872	188		5,060		11,386
Marketing and administrative	12,776	272	90		362		12,414
Research and development	8,168	200	57		257		7,911
Restructuring costs	664		664		664		—
Equity income from affiliates	(642)				—		(642)
Other (income) expense, net	1,116			493	493		623
Income Before Taxes	8,739	(5,344)	(999)	(493)	(6,836)		15,575
Taxes on Income	2,440				(1,261	)(4)	3,701
Net Income	6,299				(5,575)		11,874
Less: Net Income Attributable to Noncontrolling Interests	131				—		131
Net Income Attributable to Merck & Co., Inc.	$6,168				$(5,575)		$11,743
Earnings per Common Share Assuming Dilution	$2.00						$3.82 (5)
Average Shares Outstanding Assuming Dilution	3,076						3,076
Tax Rate	27.9%						23.8%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of mergers and acquisitions.  Amounts included in marketing and administrative expenses reflect merger integration costs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents a net charge related to a litigation settlement.

(4) Represents the estimated tax impact on the reconciling items.

(5) The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders.  Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $11,738 million for the full year of 2012.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FOURTH  QUARTER 2011

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items	Adjustment Subtotal		Non-GAAP
Sales	$12,294				$—		$12,294
Costs, Expenses and Other
Materials and production	4,176	1,212	68	7	1,287		2,889
Marketing and administrative	3,704	86	42		128		3,576
Research and development	2,419	244	49		293		2,126
Restructuring costs	533		533		533		—
Equity income from affiliates	(257)				—		(257)
Other (income) expense, net	139	(63)		(1)	(64)		203
Income Before Taxes	1,580	(1,479)	(692)	(6)	(2,177)		3,757
Taxes on Income	37				(711	)(3)	748
Net Income	1,543				(1,466)		3,009
Less: Net Income Attributable to Noncontrolling Interests	31				—		31
Net Income Attributable to Merck & Co., Inc.	$1,512				$(1,466)		$2,978
Earnings per Common Share Assuming Dilution	$0.49						$0.97 (4)
Average Shares Outstanding Assuming Dilution	3,069						3,069
Tax Rate	2.3%						19.9%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of mergers and acquisitions.  Amounts included in marketing and administrative expenses reflect integration costs, as well as other costs associated with mergers and acquisitions, such as severance costs which are not part of the company’s formal restructuring programs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.  Amounts included in other (income) expense, net reflect the favorable resolution of certain reserves assumed in conjunction with mergers and acquisitions.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Includes the favorable impact of certain state tax rate changes that resulted in a net $40 million reduction of deferred tax liabilities on intangibles established in purchase accounting, as well as the estimated tax impact on the reconciling items.

(4) The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders.  Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $2,973 million for the fourth quarter of 2011.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FULL YEAR 2011

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$48,047				$—		$48,047
Costs, Expenses and Other
Materials and production	16,871	5,137	348	7	5,492		11,379
Marketing and administrative	13,733	278	119		397		13,336
Research and development	8,467	587	138		725		7,742
Restructuring costs	1,306		1,306		1,306		—
Equity income from affiliates	(610)				—		(610)
Other (income) expense, net	946	(63)		235	172		774
Income Before Taxes	7,334	(5,939)	(1,911)	(242)	(8,092)		15,426
Taxes on Income	942				(2,667	)(4)	3,609
Net Income	6,392				(5,425)		11,817
Less: Net Income Attributable to Noncontrolling Interests	120				—		120
Net Income Attributable to Merck & Co., Inc.	$6,272				$(5,425)		$11,697
Earnings per Common Share Assuming Dilution	$2.02						$3.77 (5)
Average Shares Outstanding Assuming Dilution	3,094						3,094
Tax Rate	12.8%						23.4%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses of $5.0 billion for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of mergers and acquisitions, as well as $118 million of impairment charges on product intangibles.  Amounts included in marketing and administrative expenses reflect integration costs, as well as other costs associated with mergers and acquisitions, such as severance costs which are not part of the company’s formal restructuring programs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.  Amounts included in other (income) expense, net reflect the favorable resolution of certain reserves assumed in conjunction with mergers and acquisitions.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Included in other (income) expense, net is a $500 million charge related to the resolution of the arbitration proceeding with Johnson & Johnson,  a $136 million gain on the divestiture of the company’s interest in the Johnson & JohnsonºMerck Consumer Pharmaceuticals Company joint venture and a $127 million gain on the sale of certain manufacturing facilities and related assets.

(4) Includes a net benefit of approximately $700 million relating to the settlement of the company’s 2002-2005 federal income tax audit, the favorable impact of certain foreign and state tax rate changes that resulted in a net $270 million reduction of deferred tax liabilities on intangibles established in purchase accounting, as well as the estimated tax impact on the reconciling items.

(5) The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders.  Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $11,670 million for the full year of 2011.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3

	2012					2011					% Change	% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
TOTAL SALES (1)	$11,731	$12,311	$11,488	$11,738	$47,267	$11,580	$12,151	$12,022	$12,294	$48,047	-5	-2
PHARMACEUTICAL	10,082	10,560	9,875	10,085	40,601	9,820	10,360	10,354	10,755	41,289	-6	-2

Primary Care and Women’s Health
Cardiovascular
Zetia	614	632	645	676	2,567	582	592	614	640	2,428	6	6
Vytorin	444	445	423	435	1,747	480	459	469	475	1,882	-8	-7

Diabetes & Obesity
Januvia	919	1,058	975	1,134	4,086	739	779	846	960	3,324	18	23
Janumet	392	411	405	452	1,659	305	321	350	386	1,363	17	22

Respiratory
Singulair	1,340	1,431	602	480	3,853	1,328	1,354	1,336	1,461	5,479	-67	-30
Nasonex	375	293	292	308	1,268	373	323	266	325	1,286	-5	-1
Clarinex	134	140	64	56	393	155	209	128	129	621	-57	-37
Dulera	39	50	52	67	207	13	25	22	37	96	83	*
Asmanex	48	51	42	44	185	60	47	42	57	206	-23	-10

Women’s Health & Endocrine
Fosamax	184	186	152	154	676	208	221	215	211	855	-27	-21
NuvaRing	146	157	156	164	623	142	154	159	168	623	-2	—
Follistim AQ	116	125	111	116	468	133	143	129	126	530	-8	-12
Implanon	76	85	93	94	348	60	81	80	74	294	27	18
Cerazette	67	72	64	68	271	59	66	74	69	268	-1	1

Other
Maxalt	156	154	166	162	638	173	131	156	178	639	-9	—
Arcoxia	112	117	109	115	453	114	100	108	110	431	5	5
Avelox	73	44	30	55	201	106	61	59	95	322	-42	-37

Hospital and Specialty
Immunology
Remicade	519	518	490	549	2,076	753	842	561	511	2,667	8	-22
Simponi	74	76	86	95	331	54	75	74	61	264	56	25

Infectious Disease
Isentress	337	398	399	381	1,515	292	337	343	387	1,359	-2	11
PegIntron	162	183	165	143	653	166	154	163	175	657	-18	-1
Cancidas	145	166	163	145	619	158	168	150	164	640	-11	-3
Victrelis	111	126	149	115	502	1	21	31	87	140	32	*
Invanz	101	110	118	116	445	87	103	107	110	406	6	10
Primaxin	88	104	109	83	384	136	136	124	119	515	-30	-25
Noxafil	59	66	66	68	258	55	56	61	59	230	15	13

Oncology
Temodar	237	225	227	229	917	248	234	223	230	935	-1	-2
Emend	102	145	111	131	489	87	120	98	114	419	16	17

Other
Cosopt / Trusopt	124	105	102	113	444	114	122	124	117	477	-3	-7
Bridion	58	60	68	75	261	41	47	52	60	201	26	30
Integrilin	53	60	48	51	211	64	56	53	57	230	-11	-8

Diversified Brands
Cozaar / Hyzaar	336	337	295	315	1,284	426	406	404	427	1,663	-26	-23
Propecia	108	100	104	112	424	106	112	112	117	447	-4	-5
Zocor	103	96	86	98	383	127	107	110	111	456	-12	-16
Claritin Rx	87	48	47	63	244	120	65	55	74	314	-15	-22
Remeron	57	66	52	57	232	60	57	65	59	241	-4	-4
Proscar	51	55	55	56	217	60	53	58	52	223	7	-3
Vasotec / Vaseretic	53	49	42	48	192	57	59	57	58	231	-17	-17

Vaccines
Gardasil	284	324	581	442	1,631	214	277	445	274	1,209	61	35
ProQuad, M-M-R II and Varivax	255	316	396	306	1,273	244	291	391	276	1,202	11	6
Zostavax	76	148	202	225	651	24	122	108	78	332	*	96
RotaTeq	142	142	150	168	601	125	148	184	195	651	-14	-8
Pneumovax	112	101	160	208	580	79	64	133	222	498	-7	17

Other Pharmaceutical (2)	1,013	985	1,023	1,113	4,141	892	1,064	1,015	1,064	4,035	5	3

ANIMAL HEALTH	821	865	815	898	3,399	758	802	826	868	3,253	3	4

CONSUMER CARE	554	552	451	395	1,952	517	541	421	361	1,840	9	6
Claritin OTC	169	145	118	100	532	167	134	118	92	511	9	4

Other Revenues (3)	274	333	347	360	1,315	486	448	421	310	1,666	16	-21
Astra	186	223	255	251	915	322	306	299	256	1,184	-2	-23

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Only select products are shown.

(2) Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $60 million, $75 million, $116 million, and $69 million for the first, second, third, and fourth quarters of 2012, respectively.  Other Vaccines sales included in Other Pharmaceutical were $54 million, $67 million, $100 million and $62 million for the first, second, third and fourth quarters of 2011, respectively.

(3) Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FOURTH QUARTER 2012

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	4Q12	4Q11	% Change	4Q12	4Q11	% Change	4Q12	4Q11	% Change
TOTAL SALES (1)	$11,738	$12,294	-5	$4,716	$5,296	-11	$7,022	$6,998	—

PHARMACEUTICAL	10,085	10,755	-6	3,915	4,606	-15	6,170	6,149	—

Primary Care and Women’s Health

Cardiovascular
Zetia	676	640	6	345	327	5	331	313	6
Vytorin	435	475	-8	186	213	-13	249	262	-5

Diabetes & Obesity
Januvia	1,134	960	18	565	503	13	568	457	24
Janumet	452	386	17	237	193	23	215	193	12

Respiratory
Singulair	480	1,461	-67	25	957	-97	456	504	-10
Nasonex	308	325	-5	138	163	-16	169	161	5
Dulera	67	37	83	64	36	79	2	1	*
Clarinex	56	129	-57	4	51	-93	52	78	-33
Asmanex	44	57	-23	38	51	-24	5	6	-10

Women’s Health & Endocrine
NuvaRing	164	168	-2	99	102	-3	66	66	—
Fosamax	154	211	-27	6	8	-24	148	204	-27
Follistim AQ	116	126	-8	42	42	-1	75	84	-11
Implanon	94	74	27	35	33	4	59	40	46
Cerazette	68	69	-1				68	69	-1

Other
Maxalt	162	178	-9	128	132	-3	34	46	-27
Arcoxia	115	110	5				115	110	5
Avelox	55	95	-42	52	86	-40	3	9	-68

Hospital and Specialty
Immunology
Remicade	549	511	8				549	511	8
Simponi	95	61	56				95	61	56

Infectious Disease
Isentress	381	387	-2	214	193	11	167	194	-14
Cancidas	145	164	-11	9	12	-24	136	152	-10
PegIntron	143	175	-18	8	25	-67	134	150	-10
Invanz	116	110	6	61	55	10	55	54	2
Victrelis	115	87	32	52	58	-10	63	29	*
Primaxin	83	119	-30	4	14	-73	80	104	-24
Noxafil	68	59	15	20	16	24	47	42	12

Oncology
Temodar	229	230	-1	101	99	3	128	132	-3
Emend	131	114	16	74	68	9	57	46	25

Other
Cosopt / Trusopt	113	117	-3	3	4	-10	110	113	-3
Bridion	75	60	26				75	60	26
Integrilin	51	57	-11	46	50	-9	5	7	-26

Diversified Brands
Cozaar / Hyzaar	315	427	-26	12	20	-40	303	407	-25
Propecia	112	117	-4	29	36	-18	83	81	2
Zocor	98	111	-12	7	8	-11	90	103	-12
Claritin Rx	63	74	-15				63	74	-15
Remeron	57	59	-4	1	1	-10	56	58	-4
Proscar	56	52	7	2	1	24	54	51	7
Vasotec / Vaseretic	48	58	-17				48	58	-17

Vaccines
Gardasil	442	274	61	304	202	51	138	72	91
ProQuad, M-M-R II and Varivax	306	276	11	283	243	16	22	33	-33
Zostavax	225	78	*	211	73	*	14	5	*
Pneumovax	208	222	-7	165	137	21	43	86	-50
RotaTeq	168	195	-14	136	162	-16	32	33	-1

Other Pharmaceutical (2)	1,113	1,064	5	209	232	-10	904	832	9

ANIMAL HEALTH	898	868	3	236	192	23	662	676	-2

CONSUMER CARE	395	361	9	250	225	11	145	136	6
Claritin OTC	100	92	9	68	59	15	32	33	-2

Other Revenues (3)	360	310	16	315	274	15	45	37	21
Astra	251	256	-2	251	256	-2

* 100% or greater

(1)    Only select products are shown.

(2)    Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $69 million and $62 million on a global basis for fourth quarter 2012 and 2011, respectively.

(3)    Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FULL YEAR 2012

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	Full Year 2012	Full Year 2011	% Change	Full Year 2012	Full Year 2011	% Change	Full Year 2012	Full Year 2011	% Change
TOTAL SALES (1)	$47,267	$48,047	-2	$20,392	$20,495	-1	$26,875	$27,552	-2

PHARMACEUTICAL	40,601	41,289	-2	17,041	17,117	—	23,560	24,172	-3

Primary Care and Women’s Health

Cardiovascular
Zetia	2,567	2,428	6	1,332	1,223	9	1,235	1,205	2
Vytorin	1,747	1,882	-7	764	888	-14	983	994	-1

Diabetes & Obesity
Januvia	4,086	3,324	23	2,136	1,824	17	1,950	1,499	30
Janumet	1,659	1,363	22	865	712	21	795	651	22

Respiratory
Singulair	3,853	5,479	-30	2,152	3,536	-39	1,701	1,942	-12
Nasonex	1,268	1,286	-1	597	604	-1	671	682	-2
Clarinex	393	621	-37	126	197	-36	267	424	-37
Dulera	207	96	*	199	94	*	8	2	*
Asmanex	185	206	-10	166	185	-10	19	21	-11

Women’s Health & Endocrine
Fosamax	676	855	-21	28	45	-38	648	810	-20
NuvaRing	623	623	—	366	369	-1	257	254	1
Follistim AQ	468	530	-12	165	163	1	303	367	-17
Implanon	348	294	18	139	126	11	209	169	24
Cerazette	271	268	1				271	268	1

Other
Maxalt	638	639	—	491	451	9	146	187	-22
Arcoxia	453	431	5				453	431	5
Avelox	201	322	-37	192	288	-33	9	34	-72

Hospital and Specialty
Immunology
Remicade	2,076	2,667	-22				2,076	2,667	-22
Simponi	331	264	25				331	264	25

Infectious Disease
Isentress	1,515	1,359	11	822	681	21	692	678	2
PegIntron	653	657	-1	87	71	22	565	586	-3
Cancidas	619	640	-3	32	44	-28	587	595	-1
Victrelis	502	140	*	267	98	*	234	43	*
Invanz	445	406	10	227	205	11	218	200	9
Primaxin	384	515	-25	21	87	-76	363	429	-15
Noxafil	258	230	13	75	61	23	184	169	9

Oncology
Temodar	917	935	-2	423	396	7	494	538	-8
Emend	489	419	17	276	239	16	213	180	18

Other
Cosopt / Trusopt	444	477	-7	14	16	-16	430	461	-7
Bridion	261	201	30				261	201	30
Integrilin	211	230	-8	193	208	-7	18	22	-16

Diversified Brands
Cozaar / Hyzaar	1,284	1,663	-23	28	107	-74	1,256	1,555	-19
Propecia	424	447	-5	124	134	-7	300	313	-4
Zocor	383	456	-16	27	32	-17	356	423	-16
Claritin Rx	244	314	-22				244	314	-22
Remeron	232	241	-4	5	6	-21	227	234	-3
Proscar	217	223	-3	5	5	-13	212	218	-3
Vasotec / Vaseretic	192	231	-17				192	231	-17

Vaccines
Gardasil	1,631	1,209	35	1,113	880	26	517	329	57
ProQuad, M-M-R II and Varivax	1,273	1,202	6	1,164	1,108	5	109	93	17
Zostavax	651	332	96	607	320	90	44	12	*
RotaTeq	601	651	-8	453	522	-13	148	129	15
Pneumovax	580	498	17	461	350	32	118	148	-20

Other Pharmaceutical (2)	4,141	4,035	3	899	839	7	3,244	3,198	1

ANIMAL HEALTH	3,399	3,253	4	879	711	24	2,520	2,542	-1

CONSUMER CARE	1,952	1,840	6	1,306	1,210	8	646	630	3
Claritin OTC	532	511	4	386	363	6	147	147	-1

Other Revenues (3)	1,315	1,666	-21	1,166	1,457	-20	149	208	-28
Astra	915	1,184	-23	915	1,184	-23

* 100% or greater

(1)    Only select products are shown.

(2)    Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $319 million and $283 million on a global basis for full year 2012 and 2011, respectively.

(3)    Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	1Q12	2Q12	3Q12	4Q12	Full Year	1Q11	2Q11	3Q11	4Q11	Full Year	% Change 4Q	% Change FY

TOTAL PHARMACEUTICAL	$10,082	$10,560	$9,875	$10,085	$40,601	$9,820	$10,360	$10,354	$10,755	$41,289	-6	-2

United States	4,189	4,633	4,304	3,915	17,041	3,907	4,088	4,515	4,606	17,117	-15	—
% Pharmaceutical Sales	41.6%	43.9%	43.6%	38.8%	42.0%	39.8%	39.5%	43.6%	42.8%	41.5%

Europe (1)	2,558	2,540	2,210	2,441	9,750	2,587	2,827	2,588	2,621	10,623	-7	-8
% Pharmaceutical Sales	25.4%	24.1%	22.4%	24.2%	24.0%	26.3%	27.3%	25.0%	24.4%	25.7%

Japan	1,267	1,199	1,124	1,388	4,978	1,164	1,104	1,114	1,327	4,709	5	6
% Pharmaceutical Sales	12.6%	11.4%	11.4%	13.8%	12.3%	11.8%	10.7%	10.8%	12.3%	11.4%

Latin America	627	668	715	742	2,752	700	743	667	747	2,857	-1	-4
% Pharmaceutical Sales	6.2%	6.3%	7.2%	7.4%	6.8%	7.1%	7.2%	6.4%	6.9%	6.9%

Asia Pacific	762	787	846	864	3,259	699	779	763	736	2,977	18	9
% Pharmaceutical Sales	7.6%	7.4%	8.6%	8.6%	8.0%	7.1%	7.5%	7.4%	6.8%	7.2%

China	221	262	262	298	1,044	187	206	220	221	834	35	25

Eastern Europe/Middle East Africa	361	441	366	416	1,584	358	369	371	378	1,476	10	7
% Pharmaceutical Sales	3.6%	4.2%	3.7%	4.1%	3.9%	3.6%	3.6%	3.6%	3.5%	3.6%

Canada	264	236	257	276	1,034	360	399	285	279	1,323	-1	-22
% Pharmaceutical Sales	2.6%	2.2%	2.6%	2.7%	2.5%	3.7%	3.9%	2.8%	2.6%	3.2%

Other	53	56	52	42	203	45	51	51	61	208	-30	-2
% Pharmaceutical Sales	0.5%	0.5%	0.5%	0.4%	0.5%	0.5%	0.5%	0.5%	0.6%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

FOURTH QUARTER 2012

(UNAUDITED)

Table 4

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	4Q12	4Q11	Full Year 2012	Full Year 2011
ASTRAZENECA LP	$233	$256	$621	$574
Other (1)	(2)	1	21	36
TOTAL	$231	$257	$642	$610

(1) Includes results for Sanofi Pasteur MSD.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

	4Q12	4Q11	Full Year 2012	Full Year 2011
GARDASIL	$67	$70	$264	$253
FLU VACCINES	79	54	161	183
OTHER VIRAL VACCINES	26	28	107	105
ROTATEQ	12	12	47	44
HEPATITIS VACCINES	7	10	31	39
Other Vaccines	122	131	474	486
TOTAL SANOFI PASTEUR MSD SALES	$313	$305	$1,084	$1,110

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	4Q12	4Q11	Full Year 2012	Full Year 2011
INTEREST INCOME (1)	$(55)	$(43)	$(232)	$(145)
INTEREST EXPENSE (1)	190	174	714	695
EXCHANGE LOSSES	55	41	185	143
Other, net (2)	479	(33)	449	253
TOTAL	$669	$139	$1,116	$946

(1)             Prior period amounts reflect reclassifications to conform to the current period presentation.

(2)             Other, net for the fourth quarter and full year of 2012 includes a $493 million net charge related to a litigation settlement. Other, net for the full year of 2011 includes a charge of $500 million related to the resolution of the arbitration proceeding with Johnson & Johnson.